Exhibit 99.1

FOR IMMEDIATE RELEASE

Cornerstone Building Brands Completes Acquisition of Harvey Building Products;
Broadens Exposure to Repair-and-Remodel End Market

CARY, N.C., April 23, 2024 – Cornerstone Building Brands, Inc. ("Cornerstone Building Brands"), one of the largest manufacturers of exterior building products in North America, has completed its previously announced acquisition of Harvey Building Products Corp. (“Harvey”) and its portfolio of industry-leading brands: Harvey®, SoftLite® and Thermo-Tech®. This strategic acquisition increases Cornerstone Buildings Brands’ exposure to the Repair and Remodel (“R&R”) end market and strengthens its offering in distribution and dealer channels.

Moelis & Company LLC served as the exclusive financial advisor and Debevoise & Plimpton LLP served as legal counsel to Cornerstone Building Brands.

About Cornerstone Building Brands
Cornerstone Building Brands is a leading manufacturer of exterior building products for residential and low-rise non-residential buildings in North America. Headquartered in Cary, N.C., we serve residential and commercial customers across the new construction and Repair and Remodel markets. Our market-leading portfolio of products spans vinyl windows, vinyl siding, stone veneer, metal roofing, metal wall systems and metal accessories. Cornerstone Building Brands’ broad, multi-channel distribution platform and expansive national footprint includes approximately 18,000 employees at manufacturing, distribution and office locations throughout North America. Corporate stewardship and Environmental, Social and Governance responsibility are embedded in our culture. We are committed to contributing positively to the communities where we live, work and play. For more information, visit us at cornerstonebuildingbrands.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements and information in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate," “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause Cornerstone Building Brands’ actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to: our ability to maintain relationships with customers, suppliers and other business partners; the effect of the transaction on our operating results and business; our ability to implement plans, achieve forecasts and
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5020 Weston Parkway | Suite 400 | Cary, NC 27513 | 888.975.9436 | CornerstoneBuildingBrands.com

meet other expectations with respect to the combined business and realize expected synergies; unexpected costs, charges and expenses; our ability to successfully integrate Harvey’s operations; difficulties in retaining and hiring key personnel and employees due to the transaction and business combination; and the diversion of management time on integration. In addition to these factors, we encourage you to review the “Risk Factors” set forth in the our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the U.S. Securities Exchange Commission, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements set forth in this communication. Cornerstone Building Brands expressly disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

Corporate Development:
Will Price, Vice President, Corporate Development & Integration
response@cornerstone-bb.com

Investor Relations:
Mohsin Syed, Vice President, Corporate Finance & Investor Relations
response@cornerstone-bb.com

Media Relations:
Gia Oei, Vice President, Corporate Communications & Culture
response@cornerstone-bb.com

Source: Cornerstone Building Brands, Inc.
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5020 Weston Parkway | Suite 400 | Cary, NC 27513 | 888.975.9436 | CornerstoneBuildingBrands.com